                                 SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            U.S. WIRELESS DATA, INC.
 ................................................................................
                (Name of Registrant as Specified in its Charter)

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[ ] Fee paid previously with preliminary materials.
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U.S. WIRELESS DATA, INC.
750 Lexington Avenue New York, New York 10022

NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of U.S. Wireless Data, Inc.:

        The 2001 Annual Meeting of Stockholders of U.S. Wireless Data, Inc. (the “Company") will be held at the New York Marriott East Side Hotel, Vanderbilt Room, 525 Lexington Avenue, New York, New York, 10017 at 2:00 p.m., Eastern time, on November 1, 2001, for the following purposes:

1.	To elect a Board of Directors for the ensuing year;

2.	To ratify the appointment of Deloitte & Touche LLP as the independent auditors and public accountants for the Company for the fiscal year ending June 30, 2002; and

3.	To transact such other business as may properly come before the meeting or any adjournment there of.

        All stockholders are invited to attend the meeting. Stockholders of record at the close of business on September 19, 2001, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting.

        Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

                                                                                                              By Order of the Board of Directors

                                                                                                                /s/  Dean M. Leavitt
                                                                                                              Dean M. Leavitt
                                                                                                              Chairman and Chief Executive Officer

New York, New York
October 16, 2001

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

U.S. Wireless Data, Inc.
750 Lexington Avenue
New York, New York 10022
(212) 750-7766

PROXY STATEMENT

GENERAL INFORMATION

        This proxy statement (“Proxy Statement”) and the accompanying proxy (“Proxy”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of U.S. Wireless Data, Inc., a Delaware corporation (the “Company”), for use at the 2001 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the New York Marriott East Side Hotel, Vanderbilt Room, 525 Lexington Avenue, New York, New York, 10017, at 2:00 p.m., Eastern time, on November 1, 2001, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

        The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to stockholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

        A stockholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a later dated Proxy reflecting contrary instructions or appearing at the Annual Meeting and voting in person.

        The mailing address of the Company’s principal executive office is 750 Lexington Avenue, New York, New York 10022, and its telephone number at this office is (212) 750-7766.

Shares Outstanding, Voting Rights and Proxies

        Holders of shares of the Company’s common stock, $.01 par value per share (the “Common Stock”), and the Company’s Series C Convertible Preferred Stock, $.01 par value per share (the “Series C Preferred Stock”) of record at the close of business on September 19, 2001 (the “Record Date”) are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. On the Record Date there were issued and outstanding 11,903,748 shares of Common Stock and 5,239,475 shares of Series C Preferred Stock, convertible into an aggregate of 8,732,458 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote. Each holder of Series C Preferred Stock is entitled to one vote for each share of Common Stock issuable upon conversion of the Series C Preferred Stock and votes together with the Common Stock as one class on all matters submitted to a vote of the stockholders of the Company, except that holders of the Series C Preferred Stock are entitled to elect two of the Company’s directors (the “Series C Directors”).

        The holders of a majority of the outstanding shares of the Company entitled to vote on the matters proposed herein, present in person or by Proxy, shall constitute a quorum at the Annual Meeting. The approval of a plurality of the shares present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for election of five of the seven nominees for director. The holders of a plurality of the shares of Series C Preferred Stock present in person or represented by Proxy, assuming a quorum of holders of Series C Preferred Stock at the Annual Meeting, voting separately as a class, have the right to elect two directors. In all other matters, the approval of a majority of the shares present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for the adoption of such matters.

        The form of Proxy solicited by the Board affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Annual Meeting. Shares of Common Stock and Series C Preferred Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited stockholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified. Withholding authority to vote for a nominee for director will have no effect in the outcome of the vote. Abstentions and broker non-votes will not have the effect of votes “against” any other proposal to be considered at the Annual Meeting.

        The persons named as proxies are Dean M. Leavitt and Rick J. DeVincenzo. All shares of Common Stock and Series C Preferred Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a Proxy, the shares of Common Stock and Series C Preferred Stock represented by such Proxy will be voted FOR the Board’s nominees for director, FOR the nominees for Series C Directors and FOR the approval of Deloitte & Touche LLP, as the Company’s independent auditors and public accountants for the fiscal year ending June 30, 2002 and in accordance with the Proxy holder’s best judgment as to any other matters raised at the Annual Meeting.

        Stockholders of record at the close of business on September 19, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the U.S. Wireless Data’s principal office at 750 Lexington Avenue, New York, New York 10022.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any stockholder who has executed a proxy but is present at the Annual Meeting and who wishes to vote in person may do by revoking his or her proxy as described in the preceding sentence

Dissenters’ Rights

        Under Delaware law, stockholders are not entitled to dissenters’ rights of appraisal on any proposal referred to herein.

        The approximate date on which this Proxy Statement and the accompanying form of Proxy are being mailed to stockholders is October 16, 2001.

PROPOSAL 1
ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

Election of Directors

        At the time of the Annual Meeting, the Board will consist of seven incumbent members who are seeking to be elected at the meeting to hold office until the next annual or special meeting of stockholders at which a new Board is elected and until their successors shall have been elected and qualified. It is intended that the accompanying Proxy will be voted in favor of the following persons to serve as directors, unless the stockholder indicates to the contrary on the Proxy. Each of the nominees is currently a director of the Company.

        Dean M. Leavitt, Alvin C. Rice and Chester N. Winter, all of whom are incumbent directors, have been nominated by the Board for election as directors of the Company. Barry A. Kaplan and Edwin M. Cooperman, both of whom are incumbent directors, have been nominated by or on behalf of the holders of the Company’s Series C Preferred Stock for election as directors of the Company. Amy L. Newmark and Michael S. Falk, both of whom are incumbent directors, have been nominated by the Board pursuant to an agreement which gives Commonwealth Associates, L.P. (“Commonwealth”) the right to designate two individuals for election as directors of the Company. For a further discussion of this right and other transactions with Commonwealth, see “Certain Relationships and Related Transactions — Private Placement.” All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the Proxy will vote for the election of any other person who may be recommended and nominated by the Board, the holders of Series C Preferred Stock or Commonwealth, as applicable, for the office of director. The persons named in the accompanying Proxy intend to vote for the election as director of the nominees listed herein. Information regarding directors is set forth below.

        The Board of Directors has nominated Dean M. Leavitt, Alvin C. Rice and Chester N. Winter for election as directors of the Company. Amy L. Newmark and Michael S. Falk have been nominated for election as directors pursuant to an agreement, which gives Commonwealth the right to designate two individuals for election as directors of the Company. The holders of the Company's Common Stock will vote on the election of Ms. Newmark and Messrs. Leavitt, Rice, Winter and Falk (collectively, the “Common Stock Nominees”).

         Barry A. Kaplan and Edwin M. Cooperman have been nominated for election as directors of the Company on behalf of the holders of Series C Preferred Stock (the “Series C Preferred Stock Nominees”). The holders of the Company’s Series C Preferred Stock will vote on the election of Messrs. Kaplan and Cooperman.

MANAGEMENT

Board of Directors

The following contains certain information with respect to the directors of the Company.

            Name           Age          Principal Occupation                              Director Since
            ----           ---          --------------------                              --------------
Dean M. Leavitt ........... 42   Chief Executive Officer and Chairman of the Board of the    May 1999
                                 Company
Edwin M. Cooperman ........ 57   Chairman of the Board of Directors of Tutor Time Learning   March 2000
                                 Systems, Inc.
Michael S. Falk ........... 39   Chief Executive Officer of Commonwealth Associates, L.P.    March 2000
Barry A. Kaplan ........... 45   Managing Director Goldman, Sachs & Co.                      March 2000
Amy L. Newmark ............ 44   Private Investor                                            March 2000
Alvin C. Rice ............. 78   Vice Chairman of Merchant's Group International,            June 1998
                                 Inc.
Chester N. Winter ......... 69   General Partner of Colorado Incubator Fund, L.P.            February 1994

        Dean M. Leavitt. Mr. Leavitt became the Chief Executive Officer and Chairman of the Board of Directors of U.S. Wireless Data (“Company”) on May 3, 1999. Mr. Leavitt’s charter, upon taking the reigns of the then 8-year old wireless POS device maker and merchant services provider, was to raise funding for the implementation of a newly conceived business plan that placed U.S. Wireless Data at the center of the fast-growing market for wireless payment solutions. Upon completing a successful private placement yielding in excess of $55 million to the company’s coffers, Mr. Leavitt assembled a team of seasoned professionals to implement the new plan, which included expanding the Company’s data center in Palmer Lake, Colorado and relocating the Company’s headquarters from Emeryville, CA to New York City. Mr. Leavitt has since led the Company’s re-emergence as the universal enabler of wireless payment transactions, connecting point-of-sale terminal and ATM manufacturers, wireless carriers, and payment processors through a common platform now known as “Synapse.” This unique platform provides defacto standards that simplify the development and deployment of turnkey wireless payment solutions, reduce development costs, and speed up the delivery of such solutions to market. The company recently ended its second fiscal year under Mr. Leavitt’s leadership and is enjoying record increases in revenues. In the past two years, Mr. Leavitt has also led the Company through two strategic acquisitions. In November of 2001, the company acquired Cellgate Technologies, the sole manufacturer of integrated wireless IP (Internet Protocol) modem adapters designed to emulate conventional dial phone lines, thereby enabling dial-up point-of-sale terminals and ATMs to be easily converted into wireless devices. In January of 2001, the Company acquired NXT, Inc., a leader in transaction services for the integrated point-of-sale and loyalty card industries. Mr. Leavitt swiftly implemented plans for the integration and consolidation of the acquired companies, allowing the U.S. Wireless Data to enjoy the benefit of accretive revenues and new products, while, at the same time, achieving economies of scale that have helped to reduce overall operating costs. In bringing Cellgate and NXT services into the U.S. Wireless Data’s portfolio of solutions, Mr. Leavitt has extended the value of the Company and provided the payment industry with the first true “one stop shop” for data transport and transaction services. Prior to joining the Company, Mr. Leavitt was founder and President of US Data Capture, Inc., a “boutique” credit card processing company specializing in formulating and implementing sophisticated credit card acceptance applications for institutional clients such as hospitals, universities, municipalities, publishing houses, professional sports teams and transportation companies. Prior to founding US Data Capture, Mr. Leavitt served in several management positions at real estate development, acquisitions and investment banking organizations. Mr. Leavitt serves on the board of the Electronic Transaction Association, the international trade association serving the needs of the electronic payment industry. Mr. Leavitt holds a Bachelor of Arts degree in economics and psychology from Emory University in Atlanta, Georgia.

        Alvin C. Rice. Mr. Rice is a Vice Chairman of Merchant’s Group International, Inc., a private merchant bank located in San Francisco, California, that he joined on April 1, 1999. Prior to April 1, 1999, and since June 1, 1998, Mr. Rice was affiliated with entrenet Group, LLC, a management and consulting limited liability company, as a senior associate. He became a director of the Company on June 1, 1998. His career in banking, investment banking and commercial business management has spanned over 40 years. He served as Chairman of California Bancorp Systems, Inc. from January 1994 until December 1997 and as Chairman of the First National Bank of Marin from 1989 until December 1993. Formerly, Mr. Rice was a Vice Chairman of Bank of America. Mr. Rice has also served as a Director of Memorex Corporation, Fairchild Camera & Instrument Co., Tandem Corporation and the Montreal Trust Company. He is a cum laude and Phi Beta Kappa graduate of Stanford University from which he received a B.A. degree. He attended the Graduate School of Banking at the University of Wisconsin and Harvard’s Advanced Management Program.

        Amy L. Newmark. Ms. Newmark is a private investor in the technology and telecommunications fields. Ms. Newmark is a director of ParkerVision, Inc., Verso Technologies, Inc., and Query Object Systems Corp. From 1995 to 1997, she was Executive Vice President - Strategic Planning at Winstar Communications, Inc., a telecommunications company. From 1993 to 1995, Ms. Newmark was the general partner of Information Age Partners, a hedge fund investing primarily in technology and emerging growth companies. Prior to that she was a securities analyst specializing in telecommunications and technology companies. Ms. Newmark graduated magna cum laude from Harvard College in 1979, and is a Chartered Financial Analyst.

        Barry A. Kaplan. Mr. Kaplan is a Managing Director at Goldman, Sachs & Co., in the Equities Division, where he currently manages proprietary investments for the firm in the technology, telecom, and media sectors. For 15 years he was a leading analyst in the research department, covering the telecom and media sectors. Prior to joining Goldman, Sachs in 1986, Mr. Kaplan was an analyst at Bear, Stearns & Co. and A.G. Becker Inc. and, before that, worked in the broadcasting industry. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Media and Entertainment Analysts Association of New York. He is also a member of the Board of Overseers of the Brandeis University Graduate School of International Economics and Finance. Mr. Kaplan graduated from Brandeis University in 1977, and received his MBA from the Wharton School of the University of Pennsylvania in 1980.

        Chester N. Winter. Mr. Winter is a general partner of Touchstone Capital Group LLP. He is the manager of NewWest Mezzanine Fund L.P. NewWest is a Licensed Small Business Investment Company (SBIC) providing growth and expansion capital for small and medium size businesses in the Rocky Mountain region. Mr. Winter is also the general partner of Colorado Incubator Fund, L.P., a venture capital fund which invests in early stage high technology enterprises, including software, materials, medical and bio-technology, a position he has held since 1991. Since March 1993, he has also been Vice President of Paradigm Partners, LLC, a consulting company. Mr. Winter became a director of the Company in February 1994. From February 1994 until September 1995 he served as Chairman of Highland Energy, Inc., a subsidiary of Eastern Utility Associates. He holds B.A. and M.S. degrees in Economics from the University of Colorado and has completed the Owner/President Management Program at Harvard University Graduate School of Business.

        Edwin M. Cooperman. Mr. Cooperman is a chairman and CEO of Edmore Investments, a privately held consulting firm. Additionally, Mr. Cooperman is Chairman of the Board of Tutor Time Learning Systems, Inc., a privately held company engaged in pre-school education and childcare, and he is also a principal of T.C. Solutions, a privately held investment and financial services consulting firm. Mr. Cooperman holds directorships in a number of additional privately held companies. Previously, Mr. Cooperman was Chairman of the Travelers Bank Group and Executive Vice President, Travelers Group, where he was responsible for strategic marketing, the integration of Travelers brands and products, joint and cross marketing efforts and corporate identity strategies, as well as expanding the Travelers Bank Group’s credit card portfolios. After joining Travelers in 1991, Mr. Cooperman became Chairman and CEO of Primerica Financial Services Group, which comprises Primerica Financial Services, Benefit Life Insurance Company and Primerica Financial Services Canada. Previous to this, Mr. Cooperman had a distinguished career at American Express. Starting there as an attorney in 1972, he ultimately became Chairman and Co-Chief Executive of Travel Related Services, North America responsible for the core North American businesses of that company, including the American Express Card, American Express Travel Services, American Express Corporate Card, card member investments, insurance, and lending products and services. Mr. Cooperman graduated from Queens College in 1964, earned a J.D. from Ohio State University Law School and an L.L.M. degree from NYU School of Law. He went on to become an associate professor at the U.S. Military Academy at West Point.

        Michael S. Falk. Mr. Falk is the co-founder and currently the Chief Executive Officer of Commonwealth Associates, L.P., a New York-based merchant bank founded in 1988 that specializes in early-stage investments in Internet, technology and telecommunications businesses. Mr. Falk has served as an officer of Commonwealth since 1988 and as its Chief Executive Officer since 1995. Mr. Falk is a director of EB2B Commerce, Inc. and Intraware Corporation. Mr. Falk holds a B.A. degree with honors in Economics from Queens College and attended the Stanford University Executive Program for Smaller Companies.

Committees of the Board of Directors and Meetings

        Meeting Attendance. During the fiscal year ended June 30, 2001, the Board held four regular meetings and one special meeting. All directors in office at that time attended more than 75% of the aggregate number of these meetings of the Board.

        Audit Committee. The Audit Committee of the Board was established in May 2000 and met two times in the fiscal year ended June 30, 2001. The Audit Committee recommends engagement of the Company’s independent accountants, approves services performed by such accountants, and reviews and evaluates the Company’s accounting system of internal controls. The members of the audit committee are Messrs. Cooperman, Kaplan, Rice and Winter. Please see also the report of the Audit Committee set forth elsewhere in this Proxy Statement and the Audit Committee Charter attached hereto as Appendix A.

        Compensation Committee. The Compensation Committee consists of Messrs. Kaplan and Winter and Ms. Newmark. This committee approves salaries and other compensation arrangements for the executive officers of the Company. This committee is also authorized to approve option grants to eligible employees under the Company’s stock option plans. The compensation committee met five times in the fiscal year ended June 30, 2001.

Executive Officers

The names of, and certain information regarding, executive officers of the Company who are not also directors, are set forth below.

           Name            Age          Position with the Company              Officer Since
------------------------  ----    -------------------------------------   -----------------------

Charles I. Leone .......    40    Executive Vice President, Chief              February 2000
                                  Administrative Officer and Secretary
Rick J. DeVincenzo .....    45    Senior Vice President and Chief              December 2000
                                  Financial Officer
Heidi R. Goff ..........    54    President and Chief Operating Officer        October 2001

        Heidi R. Goff. Ms. Goff has served as President and Chief Operating Officer of the Company since October 2001. Prior to joining U.S. Wireless Data, Ms. Goff was President and Chief Executive Officer of ExchangePath, LLC, an Internet payments start-up company, from June 1999 to March 2001. From April 1996 to June 1999, Ms. Goff served as Executive Vice President, Strategy and Market Development for Global Payment Systems, a joint venture company of National Data Corporation and MasterCard International. From November 1984 to April 1996, Ms. Goff served in several executive positions for MasterCard International. During her tenure at MasterCard International, Ms. Goff’s executive positions included: Vice President, Debit Services, Senior Vice President and General Manager, Merchant Services and Senior Vice President, Global Merchant Services. At MasterCard and Global Payment Systems, Ms. Goff had primary oversight and responsibility for the development and growth of the MasterCard Automated Processing Program (MAPP), a leading payment processing network. Ms. Goff developed MAPP while at MasterCard and managed the sale of MAPP to National Data Corporation, creating Global Payments. Ms. Goff moved to Global Payments to continue her stewardship of MAPP. From 1982 to 1984, Ms. Goff served as Vice President of Marketing, Electronic Financial Services Division (EFS) for Automatic Data Processing. At EFS, Ms. Goff was a major contributor to the successful start-up of the company until its ultimate sale to Electronic Data Systems (EDS). From 1975 to 1982, Ms Goff Served as Vice President and General Manager, The ATM Cooperative with California Credit Union League Services Corporation, a processing services company for over 2,500 credit unions. Ms. Goff started her career with a division of IBM Corporation. Ms. Goff holds a Bachelors of Business Administration Degree from Spencerian College.

        Charles I. Leone. Mr. Leone joined the Company as Chief Financial Officer and Chief Operating Officer in February 2000. He currently serves as Executive Vice President, Chief Administrative Officer and Secretary of the Company. Mr. Leone previously served as Senior Vice President, Systems and Finance, Retail Division for Phoenix Investment Partners, Ltd., a leading U.S. investment management company (“Phoenix”). Mr. Leone served as Chief Financial Officer and a First Vice President of Zweig/Glaser Advisers and Zweig Securities Corp. and as an executive officer and/or director of various affiliates of such entities. He joined these entities at their formation in 1989 and served with them until their acquisition by Phoenix on March 1, 1999. Prior to that, Mr. Leone was in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers LLP) and McGladrey & Pullen. Mr. Leone is a Certified Public Accountant and received a B.S. in Accounting from C.W. Post Center of Long Island University.

        Rick J. DeVincenzo. Mr. DeVincenzo has served as the Company’s Senior Vice President, Treasurer and Chief Financial Officer since January 2001. Prior to joining U.S. Wireless Data, Mr. DeVincenzo was Vice President of Finance and Administration and Chief Financial Officer of The Golf Network.com, an Internet golfer services start-up company. From January 1996 to January 2000, Mr. DeVincenzo served as Vice President of Finance and Administration and Chief Financial Officer for Graphic Systems Group, a digital imaging and Internet design company. From April 1995 to April 1996, Mr. DeVincenzo served as Vice President of Finance and Operations for the Northeast Division of Danka Industries, a $3.0 billion distributor of digital imaging equipment and services. From October 1989 to April 1995, Mr. DeVincenzo, served in several executive roles for Gestetner Group, PLC, a $1.5 billion worldwide distributor of office equipment, supplies and services, including; Corporate Controller of the U.S. Division, Vice President of Finance and Administration and Chief Financial Officer for the U.S. Division, Vice President of Finance and Administration and Chief Financial Officer for the North American Division and President and Chief Operating Officer for the Canadian Division. Prior to 1989, Mr. DeVincenzo served in several financial executive and management roles for Savin Corporation, Time/Warner and American Express Company. Mr. DeVincenzo holds a Bachelors of Science degree in accounting from the State University of New York.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

        The following table sets forth information concerning the compensation paid by the Company to: (i) the chief executive officer of the Company; (ii) the four other most highly compensated individuals who were serving as executive officers of the Company at the end of the fiscal year ended June 30, 2001; and (iii) up to two individuals, of which there are none, who would constitute one of the four most highly compensated executive officers (other than the chief executive officer) but for the fact that they were not serving as an executive officer of the Company at the end of the fiscal year ended June 30, 2001 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

                                                                           Long-Term
                                                                          Compensation
                                             Annual Compensation      ----------------------
                                            ---------------------     Securities Underlying
                                   Fiscal    Salary     Bonus             Options and
Name And Principal Position         Year      ($)        ($)              Warrants (#)
---------------------------        ------    ------     -----         ----------------------
Dean M. Leavitt,
Chief Executive Officer (1) ...     2001    250,000     150,000               925,000
                                    2000    201,932     200,000                ---
                                    1999     21,667       ---               1,343,750
Christopher W. O'Hara
President (2) .................     2001    116,250       ---                 175,000
                                    2000      ---         ---                  ---
                                    1999      ---         ---                  ---
Charles I. Leone
Chief Operating Officer (3) ...     2001    225,000      58,750               105,000
                                    2000     66,971       ---                  87,500
                                    1999      ---         ---                  ---
Rick J. DeVincenzo
Chief Financial Officer (4) ...     2001    111,364       ---                 150,000
                                    2000      ---         ---                  ---
                                    1999      ---         ---                  ---
Marc R. Shultz
Vice President Business
  Development (5) .............     2001    135,000      40,000                84,225
                                    2000    123,833        ---                 18,750
                                    1999      6,666        ---                  6,250
(1)	Mr. Leavitt became an employee of the Company in May 1999.

(2)	Mr. O’Hara was an employee of the Company from December 2000 to October 2001.

(3)	Mr. Leone became an employee of the Company in February 2000.

(4)	Mr. DeVincenzo became an employee of the Company in December 2000.

(5)	Mr. Shultz became an employee of the Company in June 1999.

Option Grants in Last Fiscal Year

        The following table provides information regarding the grant of stock options during the fiscal year ended June 30, 2001 to the Named Executive Officers.

        Please note that the common stock numbers and per share prices in this section have been retroactively adjusted to give effect to the 1-for-4 reverse stock split that was effectuated on October 18, 2000.

OPTIONS GRANTED IN FISCAL YEAR 2001

(Individual Grants)

                               Number of        % of Total
                            Shares Covered   Options Granted
                               by Option        to Employees     Exercise Price    Expiration
           Name                Grant (1)     in Fiscal Year(2)    ($/share) (3)       Date
-------------------------   --------------  ------------------   --------------    -----------
Dean M. Leavitt .........      625,000            23%                1.875          9/7/10
Dean M. Leavitt .........      300,000            11%                2.06           4/26/11
Christopher W. O'Hara ...      175,000             7%                2.00           12/26/10
Rick J. DeVincenzo ......      150,000             6%                1.625          12/12/10
Charles I. Leone ........       87,500             3%                1.469          12/22/10
Charles I.  Leone .......       17,500             1%                2.25           3/31/11
Marc R. Shultz ..........       84,225             3%                2.25           3/31/11
(1)	All of the above options are subject to the terms of the Company’s 2000 Stock Option Plan and are exercisable only as they vest. Options granted to executive officers commence vesting on the executive officers grant and become exercisable in equal annual increments over a three-year period provided the optionee continues to be employed by the Company.

(2)	Based on a total of options to purchase 2,813,785 shares granted to all employees in fiscal year 2001.

(3)	All options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.

AGGREGATED OPTION AND WARRANT EXERCISES IN FISCAL YEAR 2001 AND FISCAL YEAR-END OPTION VALUES

        None of the executive officers exercised stock options during the fiscal year ended June 30, 2001. The following table provides information regarding the number of shares covered by both exercisable and unexercisable stock options and warrants held by each of the Named Executive Officers as of June 30, 2001 and the values of the “in-the-money” options and warrants, which values represent the positive spread between the exercise price of any such option and warrant and the fiscal year-end value of the Company's Common Stock.

        Please note that the common stock numbers and per share prices in this section have been retroactively adjusted to give effect to the 1-for-4 reverse stock split that was effectuated on October 18, 2000.

OPTION AND WARRANT EXERCISES IN FISCAL YEAR 2001 AND FISCAL YEAR-END OPTION VALUES

                                                      Number of Securities Underlying      Value of the Unexercised
                               Shares                Unexercised Options and Warrants   In-The-Money Options and Warrants
                              Acquired                      at Fiscal Year-End               at Fiscal Year-End (1)
                                 on         Value    --------------------------------   ---------------------------------
                              Exercise    Realized   Exercisable   Unexercisable        Exercisable     Unexercisable
         Name                   (#)         ($)         (#)            (#)                   ($)              ($)
--------------------------    --------    --------   -----------   ------------         -----------     -------------
Dean M. Leavitt ..........     142,909      5,716     1,343,750      925,000                --                --
Christopher W. O'Hara ....       --          --           --         175,000                --                --
Charles I. Leone .........       --          --          50,001      163,333                --                --
Rick J. DeVincenzo .......       --          --           --         150,000                --                --
Marc R. Shultz ...........       --          --          12,500       96,725                --                --

______________

(1)	The value of unexercised in-the-money options and warrants at fiscal year end assumes a fair market value for the Company’s Common Stock of $1.35, the mean between the closing bid and asked price per share of the Company’s Common Stock as reported by the OTC Bulletin Board on June 30, 2001.

Compensation of Directors

        During the fiscal year ended June 30, 2001, 25,000 stock options were granted to each of the six non-employee directors. Option grants to the Board of Directors are approved by the Compensation Committee and are issued under the 2000 Stock Option Plan. Options vest 33.3% on each one-year anniversary following the date of grant.

Current Employment Agreements, Termination of Employment and Change In Control Provisions Applicable To Executive Officers and Directors

         Dean M. Leavitt. The Company has an employment agreement with Dean M. Leavitt to act as the Company’s Chief Executive Officer and Chairman of the Board. The agreement became effective as of May 3, 1999 and had a an initial term of two years, subject to automatic renewal for one-year terms if not terminated by either party at least one month prior to the end of each term. Mr. Leavitt was originally entitled to receive salary at the rate of $130,000 per year during the first 90 days of the agreement and $200,000 per year thereafter, plus reimbursement of certain customary business expenses. On May 4, 2000, the Board increased his salary to $250,000 per year. In addition, the Board approved the payment of a bonus of $150,000 to Mr. Leavitt for the calendar year ending December 31, 2000. If Mr. Leavitt is terminated without “cause” or determines to leave for “good reason” (as these terms are defined in the agreement), Mr. Leavitt is entitled to severance pay for one year, payable at regular pay intervals, at a rate of his base salary at the time of termination for any part of the severance period falling within the initial two-year term or any extension term, and at a negotiated rate for any payments due after such term, but no less than 50% of his base salary at the time of termination. In connection with his employment, the Company also issued warrants to Mr. Leavitt to purchase up to 1,343,750 shares of the Common Stock. Half of the warrants, or 671,875, are exercisable at $3.50 per share, the exercise price being the estimated fair market value of the underlying stock on May 3, 1999, the date of grant, and vest 10% upon grant with the balance vesting over the following 12 months. The second half of the warrants, or 671,875, had an original exercise price of $12.00 per share and vested 50% one year following the grant date with the remaining balance vesting over the following six months. As a condition to the completion of a private placement, the Company agreed to reduce the exercise price of the 671,875 warrants to $5.86, the market price of the Common Stock on January 4, 2000. All warrants held by Mr. Leavitt immediately prior to termination of employment within six months of a “change of control” or upon a termination by the Company without “cause” or by Mr. Leavitt for “good reason” become immediately vested and exercisable. A “change of control” is defined as (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s capital stock are converted into cash, securities or (other property other than a consolidation or merger of the Company in which the holders of the Company’s voting stock immediately prior to the consolidation or merger shall, upon consummation of the consolidation or merger, own at least 50% of the voting stock of the surviving corporation), or any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company; or (b) more than 75% of the Board (including Mr. Leavitt) is replaced with new directors, except that new directors shall not include directors sponsored by Mr. Leavitt or voted in favor of by him in constituting a slate of directors. In case the Company offers any shares of its Common Stock, or any rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock), as part of a financing of the Company (and not pursuant to an acquisition, merger, incentive or compensatory arrangement approved by the Board), Mr. Leavitt shall be entitled to subscribe for such Common Stock, or any rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock), at such price as shall be so offered in proportion to the holdings Mr. Leavitt would have had his warrant been exercised immediately prior to the offerings in relationship to all of the issued and outstanding equity securities of the Company. Mr. Leavitt has also entered into an indemnification agreement with the Company pursuant to which the Company has agreed to provide the broadest possible indemnification that is available under applicable law.

        Christopher W. O’Hara. The Company has an employment agreement with Mr. O’Hara to act as the Company’s President. The agreement became effective as of December 14, 2000 and has a term of two years, subject to automatic renewal for one-year terms if not terminated by either party at least ninety days prior to the end of each term. Mr. O’Hara is entitled to receive a base salary of $225,000 per year, plus reimbursement of customary business expenses. In addition, Mr. O’Hara is also eligible to receive an annual bonus of up to $125,000 at the discretion of the Company’s Chief Executive Officer. Mr. O’Hara was also granted an option to purchase 175,000 shares of Common Stock at $2.00 per share. If Mr. O’Hara is terminated without “cause” or determines to leave for “good reason” (as such terms are defined in the agreement), Mr. O’Hara is entitled to severance pay for the 360-day period following the termination date or until Mr. O’Hara obtains full time employment, payable at regular pay intervals, at the rate of his base salary at the time of termination. Mr. O’Hara would also be entitled to receive a pro-rated portion of his annual bonus. Mr. O’Hara is no longer with the Company as of October 2001.

        Rick J. DeVincenzo. The Company has an employment agreement with Mr. DeVincenzo to act as the Company’s Chief Financial Officer. The agreement became effective as of December 20, 2000 and has a term of two years, subject to automatic renewal for one-year terms if not terminated by either party at least ninety days prior to the end of each term. Mr. DeVincenzo is entitled to receive a base salary of $200,000 per year, plus reimbursement of customary business expenses. In addition, Mr. DeVincenzo is guaranteed a bonus of $40,000 for his first year of employment and eligible to receive an annual bonus of up to $40,000 at the discretion of the Company’s Chief Executive Officer in subsequent years. Mr. DeVincenzo was also granted an option to purchase 150,000 shares of Common Stock at $1.6875 per share. If Mr. DeVincenzo is terminated without “cause” or determines to leave for “good reason” (as such terms are defined in the agreement), Mr. DeVincenzo is entitled to severance pay for the 360-day period following the termination date or until Mr. DeVincenzo obtains full time employment, payable at regular pay intervals, at the rate of his base salary at the time of termination. Mr. DeVincenzo would also be entitled to receive a pro-rated portion of his annual bonus.

        Charles I. Leone. The Company has an employment agreement, as amended, with Mr. Leone to act as the Company’s Chief Financial Officer. Currently, Mr. Leone serves as Executive Vice President, Chief Administrative Officer and Secretary. The agreement became effective as of February 11, 2000 and has a term of two years, subject to automatic renewal for one-year terms if not terminated by either party at least ninety days prior to the end of each term. Mr. Leone is entitled to receive a base salary of $225,000 per year, plus reimbursement of customary business expenses. In addition, Mr. Leone is also eligible to receive a bonus of up to $75,000 at the discretion of the Company’s Chief Executive Officer. Mr. Leone was also granted an option to purchase 87,500 shares of Common Stock at $9.736 per share. If Mr. Leone is terminated without “cause” or determines to leave for “good reason” (as such terms are defined in the agreement), Mr. Leone is entitled to severance pay for the 360-day period following the termination date or until Mr. Leone obtains full time employment, payable at regular pay intervals, at the rate of his base salary at the time of termination. Mr. Leone would also be entitled to receive a pro-rated portion of his annual bonus.

The 2000 Stock Option Plan

General

        The 2000 Stock Option Plan was adopted for the purpose of granting selected employees, officers, directors, agents, consultants and independent contractors of the Company options to purchase Common Stock so that they may have the opportunity to participate in the growth of the Company and to provide these people with an increased incentive to promote the interests of the Company.

Administration of the 2000 Stock Option Plan

        The Board will administer the 2000 Stock Option Plan, except to the extent the Board delegates its authority to a committee of the Board to administer the 2000 Stock Option Plan. The Board may from time to time adopt rules and regulations, as it deems advisable for the administration of the 2000 Stock Option Plan, and may alter, amend or rescind any such rules and regulations in its discretion. The Board has the power to interpret, amend or discontinue the 2000 Stock Option Plan. Unless sooner terminated by the Board, the 2000 Stock Option Plan shall terminate on January 4, 2010.

Grant of Options

        Options may be granted under the plan for a total of 3,750,000 shares of Common Stock. Options may be either “incentive stock options” within the meaning of Section 422 of the Code, or non-qualified options. Incentive stock options may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any related corporation, while non-qualified options may be granted to any director, employee, officer, agent, consultant or independent contractor of the Company or any related corporation, whether an individual or an entity. Options under the 2000 Stock Option Plan must be issued by January 4, 2010. During the fiscal year ended June 30, 2001, the Company issued 2,813,785 options.

Terms and Conditions of Options

        The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the “Exercise Price”) shall be established by the 2000 Plan Administrator, provided that the 2000 Plan Administrator shall act in good faith to establish the Exercise Price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted with respect to incentive stock options and not less than par value per share of the Common Stock at the time the option is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% stockholders, the Exercise Price shall be as required by Section 6 of the 2000 Stock Option Plan. In addition, no individual may be granted options under the 2000 Stock Option Plan to purchase more than 1,250,000 shares of Common Stock during any one year, subject to adjustment as set forth in Section 7 of the 2000 Stock Option Plan.

Exercise of Options

        An optionee may exercise less than the entire vested portion of an option, in which case such unexercised, vested portion shall continue to remain exercisable, subject to the terms of the 2000 Stock Option Plan, until the option terminates. Stock options granted under the 2000 Stock Option Plan cannot be exercised more than 10 years from the date of grant. Stock options issued to a 10% stockholder are limited to five-year terms. Any unexercised options that expire or that terminate upon an employee’s ceasing to be employed by the Company become available again for issuance under the 2000 Stock Option Plan.

Registration of Shares Issued Under the 2000 Stock Option Plan

        On December 8, 2000, the Company filed a registration statement on Form S-8 to register 3,750,000 shares issuable pursuant to the exercise of options that have been or may be issued under the 2000 Stock Option Plan.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Set forth below is a report submitted by the Company’s Audit Committee describing the Company’s financial and accounting management policies and practices. The Audit Committee is composed of four directors who are independent within the meaning of the NASDAQ rules. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee among other things:

°	considers the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determines to be appropriate;

°	recommends to the Board of Directors which firm to engage as the Company’s independent auditors and reviews the independent auditors’ compensation, terms of engagement and independence;

°	meets with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and review the results of such audit;

°	considers, with the independent auditors and senior executives, the adequacy of the Company’s internal financial controls;

°	considers major changes and other major questions of choice regarding appropriate auditing and accounting principles and practices to be following when preparing the Company’s financial statements;

°	reviews the procedures employed by the Company in preparing published financial statements and related management commentaries;

°	meets periodically with management to review the Company’s major financial risk exposures; and

°	reviews the results of each independent audit.

In this context, the Audit Committee hereby reports as follows:

°	it has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2001 with the Company’s management and M.R. Weiser & Co. LLP the Company’s independent auditors;

°	it has discussed with M.R. Weiser & Co. LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, relating to the conduct of the audit;

°	it has received the written disclosures and the letter from M.R. Weiser & Co. LLP as required by Independence Standards Board Standard No. 1, as may be modified or supplemented; and

°	it has discussed with M.R. Weiser & Co. LLP their independence.

Based on such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001.

                                                                                                              THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                                                                                              Edwin M. Cooperman
                                                                                                              Barry A. Kaplan
                                                                                                              Alvin C. Rice
                                                                                                              Chester N. Winter

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following tables set forth certain information regarding the beneficial ownership of the Company’s Common Stock and Series C Preferred Stock as of September 19, 2001, by the (i) Named Executive Officers, (ii) all persons, including groups, known to the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company, and (iii) all executive officers and directors as a group. A person (or group) is deemed to be a beneficial owner of Common Stock that can be acquired by such person or group within 60 days from September 19, 2001, upon the exercise of warrants, options or other rights exercisable for, or convertible into, Common Stock. As of September 19, 2001, there were a total of 11,903,748 shares of Common Stock and 5,239,475 shares of Series C Preferred Stock outstanding.

        Except as otherwise indicated, the address of each of the following persons is c/o U.S. Wireless Data, Inc., 750 Lexington Avenue, New York, New York 10022.

Certain Holders of Common Stock

                                                                             Beneficially Owned as of
                                                                               September 19, 2001 (1)
                                                                     ---------------------------------------
Name and Address of Owner                                            Number of Shares       Percent of Class
-------------------------                                            ----------------       ----------------

ComVest Capital Management, LLC .................................    6,148,328 (2)                42%
    830 Third Avenue
    New York, New York 10022
Dean M. Leavitt .................................................    1,944,868 (3)                14%
Sandler Capital Partners ........................................    1,041,671 (4)                 8%
    767 Fifth Avenue
    New York, New York 10153
Barry A. Kaplan .................................................      613,323 (5)                 5%
Peter J. Solomon Securities Company Limited .....................      581,938 (6)                 5%
    787 Fifth Avenue
    New York, New York 10153
CellGate Technologies LLC .......................................      562,500 (7)                 5%
    c/o Philips & Care LLP
    211 N. Broadway #3600
    St. Louis, MO 63102
Michael S. Falk .................................................       83,333 (8)                 *
Amy L. Newmark ..................................................       72,917 (9)                 *
Chester N. Winter ...............................................       59,098 (10)                *
Edwin M. Cooperman ..............................................       41,667 (11)                *
Alvin C. Rice ...................................................       35,903 (12)                *
Charles I. Leone ................................................       50,001 (13)                *
Marc R. Shultz ..................................................       12,500 (14)                *
Christopher W. O'Hara ...........................................         ---                     ---
Rick J. DeVincenzo ..............................................         ---                     ---
 All directors and executive officers as a group (11 persons) ...    2,916,735 (15)               20%

* Represents less than 1% of outstanding shares.

(1)	Except as specifically indicated in the footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission (“SEC”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, warrants or rights held by that person that are currently exercisable or exercisable, convertible or issuable within 60 days of September 19, 2001, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	The information shown is based on a Schedule 13D dated September 8, 2000, filed on behalf of ComVest Capital Partners, LLC, the owner of ComVest Capital Management, LLC, Michael S. Falk, Robert Priddy and Keith Rosenblum

(3)	Includes 1,343,750 shares which Mr. Leavitt has the right to acquire, through the exercise of warrants to purchase Common Stock. Also includes (i) 41,666 shares of Common Stock issuable upon conversion of 25,000 shares of Series C Preferred Stock, (ii) 10,416 shares of Common Stock issuable upon the exercise of a warrant, and (iii) 208,125 shares of Common Stock underlying options.

(4)	Includes 833,333 shares of Common Stock issuable upon conversion of 500,000 shares of Series C Preferred Stock and 208,338 shares of Common Stock issuable upon exercise of a warrant.

(5)	Includes 441,667 shares of Common Stock issuable upon conversion of 265,000 shares of Series C Preferred Stock and 110,419 shares of Common Stock issuable upon exercise of a warrant. Also includes 20,833 shares of Common Stock underlying options.

(6)	Represents 581,938 shares of Common Stock underlying agent warrants.

(7)	Represents 562,500 shares of Common Stock issued to CellGate Technolgies LLC as part of the purchase price of the acquisition.

(8)	Includes 50,000 shares of Common Stock issuable upon conversion of 30,000 shares of Series C Preferred Stock and 12,500 shares of Common Stock issuable upon the exercise of a warrant and 20,833 shares of Common Stock underlying options. Does not include 1,980,000 shares of Common Stock owned by ComVest Capital Management, LLC, an entity in which Mr. Falk is a manager and principal member. Mr. Falk disclaims beneficial interest in such shares.

(9)	Includes 41,667 shares of Common Stock issuable upon conversion of 25,000 shares of Series C Preferred Stock and 10,417 shares of Common Stock issuable upon the exercise of a warrant. Also includes 20,833 shares of Common Stock underlying options.

(10)	Represents 59,098 shares which Mr. Winter has the right to acquire through the exercise of stock options.

(11)	Includes 16,666 shares of Common Stock issuable upon conversion of 10,000 shares of Series C Preferred Stock and 4,167 shares of Common Stock issuable upon the exercise of a warrant. Also includes 20,833 shares of Common Stock underlying options.

(12)	Represents 35,903 shares which Mr. Rice has the right to acquire through the exercise of stock options.

(13)	Includes 16,667 shares of Common Stock issuable upon conversion of 10,000 shares of Series C Preferred Stock and 4,167 shares of Common Stock issuable upon the exercise of a warrant. Also includes 29,167 shares of Common Stock underlying options.

(14)	Represents 12,500 shares of Common Stock underlying options.

(15)	Includes all shares underlying options, warrants and convertible securities as described in footnotes (3), (5) and (8)-(14) of this table.

Holders of Series C Preferred Stock vote as a class with respect to election of the Series C Directors.

Certain Holders of Series C Preferred Stock (1)

                                                                         Beneficially Owned as of
                                                                            September 19, 2001
                                                                   -------------------------------------
                                                                   Number of Shares     Percent of Class
                                                                   ----------------     ----------------
Sandler Capital Partners.........................................      500,000               10%
    767 Fifth Avenue
    New York, New York 10153
Barry A. Kaplan .................................................      265,000                5%
Michael S. Falk .................................................       30,000                *
Dean M. Leavitt .................................................       25,000                *
Amy L. Newmark ..................................................       25,000                *
Edwin M. Cooperman ..............................................       10,000                *
Charles I. Leone ................................................       10,000
Alvin C. Rice ...................................................        ---                 ---
Chester N. Winter ...............................................        ---                 ---
Rick J. DeVincenzo...............................................        ---                 ---
Christopher W. O'Hara............................................        ---                 ---
Marc R. Shultz...................................................        ---                 ---
All directors and executive officers as a group (11) persons) ...      365,000                7%

* Represents less than 1% of outstanding shares.

(1)	To the Company’s knowledge, except as otherwise indicated in the footnotes to this table, all persons named in this table have sole voting and investment power with respect to all shares of Series C Preferred Stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC. The Series C Preferred Stock is not publicly traded or registered under the Securities Exchange Act of 1934 (the “Exchange Act”).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company’s officers, directors, and persons owning more than ten percent of a registered class of the Company's equity securities (“ten percent stockholders”) to file reports of ownership and changes of ownership with the SEC. Officers, directors, and ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file with the SEC. To the Company’s knowledge, based solely on its review of the copies of such reports and amendments thereto furnished to the Company, and written representations that no other reports were required, the Company believes that during the Company’s fiscal year ended June 30, 2001, all Section 16(a) filing requirements applicable to the Company's officers, directors, and ten percent stockholders were met.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The transactions described below are relevant to the election of directors because some of these transactions were with members of the Board. To the extent that such transactions relate to their ability to act as directors, stockholders should consider them.

        Please note that the Common Stock numbers and per share prices in this section have been retroactively adjusted to give effect to the 1-for-4 reverse stock split that was effectuated on October 18, 2000.

Transactions with Commonwealth and Dean M. Leavitt

Bridge Financing

        On December 23, 1999, the Company entered into an agreement with Commonwealth in connection with the private placement (the “Private Placement”) of the Company’s Series C Preferred Stock and Common Stock Purchase Warrants. The securities issued in the Private Placement and in the bridge financing described below have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

        In connection with the engagement of Commonwealth, the Company entered into an agreement with ComVest Capital Management, LLC (“ComVest”), an affiliate of Commonwealth, pursuant to which ComVest lent the Company $1,000,000 and Dean M. Leavitt, the Company’s Chairman and Chief Executive Officer lent the Company $100,000 (the “Bridge Financing”). ComVest and Mr. Leavitt subsequently lent the Company an additional $250,000 and $25,000, respectively. The loans were secured by substantially all of the Company’s assets pursuant to general security agreements and bore interest at a rate of 8% per annum. The notes were due on the earlier of (x) the date a change of control (as defined in the note) occurs, (y) the date the Company concludes a debt or equity financing in which the Company receives at least $5,000,000 of gross proceeds, or (z) December 30, 2000. The notes included certain negative covenants, including prohibitions on the payment of certain dividends, redemptions and asset sales and limitations on the incurrence of indebtedness, liens and the issuance, prior to March 31, 2000, of securities not specifically exempted. The lenders had the option to convert the outstanding principal amount of the notes into securities issued in connection with any private placement transaction on the same terms as investors in such placement. In addition, the Company agreed to appoint a designee of Commonwealth to the Board and to allow an observer to be present at all meetings of the Board. In addition to the Bridge Financing, the Company also borrowed $125,000 from ComVest and $75,000 from Mr. Leavitt (the “Additional Notes”). The Additional Notes were due on demand and were interest free. The Company repaid the full outstanding amount of the Bridge Financing and the Additional Notes on March 18, 2000, with a portion of the proceeds from the Private Placement described below. The rights of ComVest under the Bridge Financing expired on March 18, 2000, when the loans were repaid.

        In connection with the Bridge Financing, the Company also issued ComVest and Mr. Leavitt warrants to purchase 3,340,840 shares and 340,909 shares, respectively, of Common Stock at an exercise price of $.04 per share. These warrants are fully exercisable at any time. On March 10, 2000, Commonwealth and Mr. Leavitt exercised their warrants with respect to 1,980,000 shares and 198,000 shares, respectively. The remaining warrants were exercised during fiscal year 2001. ComVest and Mr. Leavitt have certain demand and “piggyback” registration rights, commencing in June 2000, as to the shares of Common Stock underlying the warrants.

Private Placement

        Commonwealth acted as placement agent in the Private Placement which closed on May 31, 2000 pursuant to which 558.66 Units were sold at $100,000 per Unit for aggregate gross proceeds of $55,866,000. Each Unit consists of 10,000 shares of the Company's Series C Preferred Stock (which is initially convertible into 16,666 shares of Common Stock) and warrants to purchase Common Stock equal to 25% of the number of shares into which the Series C Preferred Stock is convertible.

        The Series C Preferred Stock has a liquidation preference of $10 per share, plus accrued and unpaid dividends. The holders of Series C Preferred Stock are entitled to vote their shares of Series C Preferred Stock on an as converted basis with the holders of Common Stock as a single class on all matters submitted to a vote of the stockholders, except as otherwise required by applicable law and except that the holders of Series C Preferred Stock voting separately as a class have the right to elect two directors to the Board of Directors. Each share of Series C Preferred Stock is convertible at any time into a number of shares of Common Stock determined by dividing the liquidation value by the conversion price, initially $6.00 per share, which is subject to adjustment for stock splits, recapitalizations and other similar events. If the Company issues shares of Common Stock at a price per share less than the then current conversion price, then, subject to certain exceptions, the conversion price will be automatically reduced to such lower price and the number of shares issuable upon conversion of the Series C Preferred Stock shall be increased proportionately. The Series C Preferred Stock automatically converts into Common Stock (a) if, at any time after June 17, 2000, the average closing bid price of the Company's Common Stock exceeds 300% of the conversion price for 20 consecutive trading days or (b) upon a public offering of the Company’s securities that raises gross proceeds in excess of $30,000,000.

        The warrants issued in connection with the Private Placement (the “Unit Warrants”) are exercisable until May 31, 2007 for an aggregate number of shares of Common Stock equal to 25% of the number of shares into which the Series C Preferred Stock is convertible, at an exercise price equal to the then conversion price. The exercise price is $6.00 per share, subject to adjustment under the same circumstances as the Series C Preferred Stock. The Unit Warrants are callable for a nominal price at the Company’s option on 30 days’ notice to the holders of the Unit Warrants if (a) the average closing bid price of the Company’s Common Stock for 20 consecutive trading days exceeds 300% of the exercise price, as adjusted, (b) the Company’s Common Stock is trading on a national securities exchange or Nasdaq SmallCap or National Market Systems, and (c) a registration statement covering the shares issuable upon exercise of the Unit Warrants has been declared effective and the shares issuable upon exercise of the Unit Warrants are not otherwise subject to any lock-up restrictions.

        The terms of the Series C Preferred Stock and the Unit Warrants may be amended, modified or waived by an agreement among the Company, Commonwealth and a committee to be designated by Commonwealth whose members hold in the aggregate not less than 20% of the outstanding Series C Preferred Stock and not less than 20% of the outstanding Unit Warrants.

        The Company filed a registration statement with respect to the shares of Common Stock issuable upon conversion of the Series C Preferred Stock and exercise of the Unit Warrants under the Securities Act. Such registration statement has not been declared effective. The investors also have certain “piggyback” registration rights with respect to the shares of Common Stock issuable upon conversion of the Series C Preferred Stock and the exercise of the Unit Warrants.

        Each investor who purchased Units in the Private Placement agreed that it will not sell, transfer or otherwise dispose of any of the securities sold in the Private Placement until March 31, 2001. Thereafter, investors may not sell, transfer or dispose of more than 25% of such securities during each of the following four 90-day periods. The Company’s officers, directors and certain other existing stockholders agreed to substantially the same lock-up provisions as set forth above.

        Several of the Company’s officers and directors purchased Units in the Private Placement. Dean M. Leavitt, the Company’s Chief Executive Officer and Chairman purchased 2.5 Units, Charles I. Leone, the Company’s Chief Operating Officer purchased one Unit and Robert E. Robichaud, the Company’s former Chief Financial and Accounting Officer, Treasurer and Secretary purchased .75 of a Unit. Edwin M. Cooperman, a member of the Board, purchased one Unit and each of Michael S. Falk and Amy L. Newmark, both also members of the Board, purchased 2.5 Units. Barry A. Kaplan, also a member of the Board, purchased 25 Units. Mr. Kaplan also received from Commonwealth at no charge a warrant to purchase 1.5 Units exercisable at $100,000 per Unit (from the warrants Commonwealth received as compensation in the Private Placement).

        As part of its compensation, Commonwealth received warrants to purchase 139.664 Units, exercisable at $100,000 per Unit, a commission equal to $3,910,620, which is 7% of the gross proceeds raised in the Private Placement, and a structuring fee equal to $1,675,980, which is 3% of the gross proceeds raised in the Private Placement. Pursuant to a prior agreement with Peter J. Solomon Securities Company Limited (“PJSC”) relating to financing transactions entered into by the Company, the Company issued to PJSC warrants to purchase 27.933 Units at $100,000 per Unit and paid PJSC a fee of $400,000. The warrants are exercisable commencing on the date of issuance and for seven years thereafter. The warrants were subsequently amended so that they may be exercised, at $6.00 per share, for the number of shares of common stock underlying the warrants.

        Commonwealth has the right under an Agency Agreement to designate two directors to the Board and the following individuals gave proxies to Commonwealth to vote for the election of such designees: Messrs. Leavitt and Leone, Marc R. Shultz, the Company’s Vice President of Business Development, and Barry A. Kaplan, Alvin C. Rice and Chester N. Winter, each members of the Board. On March 29, 2000, four new directors joined the Board, including Michael S. Falk, the Chairman of Commonwealth, and Amy L. Newmark, both of whom were designated by Commonwealth.

        As a condition to the completion of the Private Placement, the Company agreed that the exercise price of a warrant owned by Dean M. Leavitt, the Company’s Chairman and Chief Executive Officer, to purchase 671,875 shares of Common Stock should be reduced from $12.00 per share to $5.86 per share, the market price of the Common Stock on January 4, 2000. See “Executive Compensation -- Current Employment Agreements and Change In Control Provisions Applicable to Executive Officers and Directors.” Commonwealth has been retained by the Company to provide financial advisory and other investment banking services.

Transactions with Liviakis Financial Communications, Inc. (“LFC”) and Certain LFC Affiliates

        On March 12, 1999, LFC guaranteed a $250,000 promissory note due June 12, 1999, bearing interest at 10% issued by the Company in favor of RBB Bank Aktiengesellschaft (“RBB”) in connection with a loan of $250,000 by RBB to the Company. The note was repaid in March 2000.

        In conjunction with the May 6, 1999 Series B Preferred Stock financing, Mr. Liviakis agreed to transfer a total of 110,769.25 shares of Common Stock owned by him to the finder who located the cash purchaser of the Series BPreferred Stock. The shares were transferred as “restricted securities” as defined in Rule 144 under the Securities Act and do not have any registration rights. In December 1999, the Company issued 110,769 shares of restricted Common Stock to Mr. Liviakis in replacement for the shares he transferred to the finder. On July 1, 1999, the Company entered into an agreement with LFC to provide the Company with public relations and investor relations services through March 15, 2000. The Company issued 172,500 shares of Common Stock (valued at $2.40 per share) to LFC for its services under this agreement. LFC was also entitled to receive a 2.5% cash finder’s fee for financing located by LFC and a 2% finder’s fee based on the “total consideration provided through any acquisition located by LFC.” LFC and its present and former affiliates previously agreed not to sell any of the Common Stock acquired in these various transactions prior to March 15, 2000, which is the end of the most recent consulting agreement term.

Commonwealth Associates Fees in connection with Acquisitions

        Commonwealth Associates received an aggregate of $500,000 in fees in connection with advisory work performed in association with the acquisitions of Cellgate Technologies LLC and NXT Corporation.

PROPOSAL 2
INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has appointed Deloitte & Touche LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending June 30, 2002. The Board of Directors proposes that the Stockholders ratify this appointment.

        M.R. Weiser & Co. LLP (“M.R. Weiser”) had served as the Company’s independent accountants since August 5, 1999. The Company engaged M.R. Weiser, as its new independent accountants as of August 5, 1999. The Board recommended and approved the decision to change independent accountants. In connection with its audits for the fiscal year ended June 30, 1999, June 30, 2000 and June 30, 2001, there have not been any disagreements with M.R. Weiser on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M.R. Weiser would have caused them to make reference thereto in their report on the financial statements for such year. The Company expects that representatives of M.R. Weiser will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

        Audit Fees

        The Company paid M.R. Weiser a total of $207,000 for their audit of the Company’s annual financial statements for the fiscal year ended June 30, 2001 and for their review of the Company’s Quarterly Reports on Form 10-QSB filed during the last fiscal year.

        In the event that ratification of the appointment of Deloitte & Touche LLP as the independent public accountants for the Company is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.

        Stockholder Vote Required

        The approval of a majority of the shares present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for ratification of the appointment of independent auditors and public accountants. Common Stock and Series C Preferred Stock vote as a single class on this Proposal. Each share of Series C Preferred Stock is entitled to 1.66675 votes.

        The Board of Directors recommends a vote FOR the ratification of Deloitte & Touche LLP as independent auditors and public accountants of the Company, which is designated as Proposal 2 on the enclosed Proxy card.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2002

        Stockholder proposals intended to be considered for inclusion in the Proxy Statement for presentation at the Company’s 2002 Annual Meeting of Stockholders must be received at the Company’s offices at 750 Lexington Avenue, New York, New York 10022, no later than June 17, 2002, for inclusion in the Company’s Proxy Statement and form of Proxy relating to such meeting. All proposals must comply with applicable SEC rules and regulations. If the Company does not receive notice of any matter to be considered in presentation at the Annual Meeting, management proxies may offer discretionary authority to vote on matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act of 1934.

OTHER MATTERS

        The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

        THE COMPANY IS PROVIDING HEREWITH, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2001, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2001, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, U.S. WIRELESS DATA, INC., 750 LEXINGTON AVENUE, NEW YORK, NEW YORK 10022, AND THE COMPANY’S TELEPHONE NUMBER AT SUCH OFFICE IS (212) 750-7766.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                                                                                              By Order of the Board of Directors

                                                                                                                /s/  Dean M. Leavitt
                                                                                                              Dean M. Leavitt
                                                                                                              Chairman and Chief Executive Officer
                                                                                                               October 16, 2001

U.S. WIRELESS DATA, INC.

Annual Meeting of Shareholders November 1, 2001

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned shareholder in U.S. Wireless Data, Inc. ("Company") hereby constitutes and appoints Dean M. Leavitt and Rick J. DeVincenzo, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the New York Marriott East Side Hotel, Vanderbilt Room, 525 Lexington Avenue, New York, New York, 10017, at 2:00 p.m., Eastern time, on November 1, 2001, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Shareholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE and FOR THE APPROVAL OF PROPOSAL 2.

        (Continued and to be signed and dated on the other side)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
U.S. WIRELESS DATA, INC.

COMMON STOCK

November 1, 2001

Please Detach and Mail in the Envelope Provided

[ ] Please mark your votes
    as this example

1.   Election of Directors by holders of Common Stock                 GRANT                     WITHHOLD
                                                                     [      ]                   [      ]
                                                                    AUTHORITY                   AUTHORITY
                                                             to vote for all nominees   to vote for all nominees
                                                             listed (except as marked        listed at left
                                                               in the contrary, see
                                                                instruction below)

     Michael S. Falk, Amy L. Newmark, Dean M. Leavitt                 GRANT                     WITHHOLD
     Alvin C. Rice and Chester N. Winter                             [      ]                   [      ]
                                                                    AUTHORITY                   AUTHORITY
                                                             to vote for all nominees   to vote for all nominees
                                                             listed (except as marked        listed at left
                                                               in the contrary, see
                                                                instruction below)

     INSTRUCTION:  To withhold authority to vote for any
     individual nominee, line through the name of the
     nominee above.

2.   Proposal to ratify Deloitte & Touche LLP as                       FOR             AGAINST            ABSTAIN
     independent auditors and public accountants                    [      ]          [      ]            [      ]

        The above named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

                                                                                                              Dated,                                                                                                  2001

                                                                                                              Class of Stock

                                                                                                               Signatue(s)

                                                                                                               Signatue

Please sign exactly as your name appears and return this Proxy immediately in the enclosed stamped self-addressed envelope.

U.S. WIRELESS DATA, INC.

Annual Meeting of Shareholders November 1, 2001

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned shareholder in U.S. Wireless Data, Inc. ("Company") hereby constitutes and appoints Dean M. Leavitt and Rick J. DeVincenzo, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the New York Marriott East Side Hotel, Vanderbilt Room, 525 Lexington Avenue, New York, New York, 10017, at 2:00 p.m., Eastern time, on November 1, 2001, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Shareholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE and FOR THE APPROVAL OF PROPOSAL 2.

        (Continued and to be signed and dated on the other side)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
U.S. WIRELESS DATA, INC.

SERIES C PREFERRED STOCK

November 1, 2001

Please Detach and Mail in the Envelope Provided

[ ] Please mark your votes
    as this example

1.  Election of Directors by holders of Series C                 GRANT                     WITHHOLD
    Preferred Stock                                             [      ]                   [      ]
                                                               AUTHORITY                   AUTHORITY
                                                        to vote for all nominees   to vote for all nominees
                                                        listed (except as marked        listed at left
                                                          in the contrary, see
                                                           instruction below)

   Edwin M. Cooperman and Barry A. Kaplan                        GRANT                     WITHHOLD
                                                                [      ]                   [      ]
                                                               AUTHORITY                   AUTHORITY
                                                        to vote for all nominees   to vote for all nominees
                                                        listed (except as marked        listed at left
                                                          in the contrary, see
                                                           instruction below)

   INSTRUCTION:  To withhold authority to vote for any
   individual nominee, line through the name of the
   nominee above.

2. Proposal to ratify Deloitte & Touche LLP as                    FOR             AGAINST            ABSTAIN
   independent auditors and public accountants                 [      ]          [      ]            [      ]

        The above named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

                                                                                                              Dated,                                                                                                  2001

                                                                                                              Class of Stock

                                                                                                               Signatue(s)

                                                                                                               Signatue

Please sign exactly as your name appears and return this Proxy immediately in the enclosed stamped self-addressed envelope.

APPENDIX A

U.S. Wireless Data, Inc.
Charter of the Audit Committee
of the Board of Directors

A.    The Audit Committee of the board of directors shall be composed of at least three directors. All of the members must meet the qualification and other requirements of the rules of the Securities and Exchange Commission (“SEC”) and the NASDAQ Stock Market; as such rules may change from time to time. The members of the Audit Committee are to be independent of the Company and its management, except as otherwise permitted by the rules of the NASDAQ Stock Market. In addition, in accordance with the rules of the NASDAQ Stock Market, each member of the Audit Committee will be able to read and understand fundamental financial statements, and at least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive officer or chief financial officer or other senior officer with financial oversight responsibilities.

B.    The Audit Committee shall have all of the authority of the board to act or exercise corporate powers with respect to the following:

1.	Review the Company’s internal audit plan, the results of each internal audit, and review the appointment and replacement of the senior internal auditing executive.

2.	Review the independent auditor's compensation, the proposal terms of its engagement and its independence.

3.	Review the results of each independent audit, including any qualifications of the auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department that are material to the Company as a whole, and management’s responses to those reports.

4.	Consider, in consultation with the independent auditor and the senior internal auditing executive, the adequacy of the Company’s internal financial controls. Among other things, these controls must be designed to provide reasonable assurance that the Company’s publicly reported financial statements are presented fairly in conformity with generally accepted accounting principles.

5.	Consider major changes and other major questions of choice regarding the appropriate auditing and accounting principles and practices to be followed when preparing the Company’s financial statements.

6.	Review the procedures employed by the Company in preparing published financial statements and related management commentaries.

7.	Meet periodically with management to review the Company’s major financial risk exposures.

C.    The Audit Committee shall also:

1.	Recommend to the board of directors, which firm to engage as the Company’s independent auditor and whether to terminate that relationship. Such independent auditor shall be accountable to the board of directors and the Audit Committee, and the board and the Audit Committee shall have the authority to select, evaluate and, where appropriate, replace the independent auditor.

2.	Obtain a formal written statement from the independent auditor setting forth all relationships between the auditor and the Company that, in the auditor’s judgment, may reasonably be thought to bear on independence, consistent with Independence Standards Board Standard No. 1, discuss with the auditor any impact on the auditor’s objectivity and independence, and recommend to the board of directors any action necessary to satisfy the auditor's independence.

3.	Direct the independent auditor to review before filing with the SEC the Company’s interim and annual financial statements included in Quarterly and Annual Reports on Form10-Q and Form10-K, using professional standards and procedures for conducting such reviews.

4.	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as it may be modified or supplemented.

5.	Review with management, before release, the audited financial statements and Management’s Discussion and Analysis in the Company’s Annual Report on Form 10-K.

6.	Provide a report in the Company’s proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A.

7.	Serve as a channel of communication between the independent auditor and the board and between the senior internal auditing executives and the board.

8.	Report to the board on the Audit Committee’s review of the Company’s financial statements and any significant disputes between management and the independent auditor that arose in connection with the preparation of those financial statements.

9.	Make recommendations to the board concerning oversight of the Company’s policies and procedures regarding compliance with the law and with significant corporate policies including the Company’s code of conduct.

10.	Meet periodically with management to prove guidance concerning major capital expenditures, infrastructure investments, financial strategies and special projects and other significant financial matters.

11.	Review the Audit Committee’s own structure, processes and membership requirements.

12.	Perform such other duties as may be requested by the board of directors.